UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2006 (December 2, 2006)

Hartman Commercial Properties REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 111 Houston, Texas 77043
(Address of principal executive offices)
(Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On December 2, 2006, the Board of Trustees (the “Board”) of Hartman Commercial Properties REIT (the “Company”) adopted resolutions to file Articles Supplementary with the State Department of Assessments and Taxation of Maryland and amend the Company’s Bylaws. The effective date of the Articles Supplementary is December 6, 2006, and the effective date of the amendments to the Bylaws is December 2, 2006. The Company’s shareholders owning one or more common shares of beneficial interest are materially affected by these resolutions. These modifications are listed and discussed in detail under Item 5.03 of this Current Report on Form 8-K, the contents of which are incorporated herein this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2006, the Board of Trustees (the “Board”) of Hartman Commercial Properties REIT (the “Company”) adopted resolutions providing that the Company is subject to various provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law (the “MGCL”) and authorized the Company to file Articles Supplementary with the State Department of Assessments and Taxation of Maryland. The effective date of the Articles Supplementary is December 6, 2006.

The MGCL provides that the Board may, by resolution, elect to be subject to all or part of Subtitle 8 of Title 3 of the MGCL, including Sections 3-803, 3-804 and 3-805 relating to classification of directors, removal of directors and filling of vacancies and special meetings of stockholders, respectively. In order to avoid numerous and costly special shareholder meetings and to promote stability within the Board, the Board’s independent trustees, acting in the best interest of the shareholders of the Company, adopted resolutions electing to be governed by Sections 3-803, 3-804(a), 3-804(b) and 3-805 of the MGCL and subsequently filed Articles Supplementary effectuating this election. Descriptions of each provision within the Articles Supplementary are set forth below.

The Articles Supplementary provide that the Company shall be governed by Section 3-803, which provides for the classification of the Board into three classes with terms expiring at the 2007, 2008 and 2009 annual meetings, respectively. By resolution, the Board, effective upon filing of the Articles Supplementary, designated current trustee Chris Minton as a Class I trustee, who will serve until the Company’s annual meeting held in 2007, at which time he will be subject to renomination and reelection. The Board designated current trustee Chand Vyas as a Class II trustee to serve until the Company’s annual meeting held in 2008, at which time he will be subject to renomination and reelection. Finally, the Board designated current trustees James Mastandrea and Jack Mahaffey as Class III trustees to serve until the Company’s annual meeting held in 2009, at which time they will be subject to renomination and reelection. Prior to filing the Articles Supplementary, membership of the Board existed without regard to class, and all four trustees were subject to renomination and reelection at each annual meeting of the shareholders.

Second, the Articles Supplementary provide that the Company shall be governed by Section 3-804(a), which provides that the Company’s shareholders may remove any member of the Board by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the shareholders generally in the election of directors. Prior to filing the Articles Supplementary, the removal of any member of the Board required the affirmative vote of a simple majority of all the votes entitled to be cast by the shareholders generally in the election of directors.

Third, the Articles Supplementary provide that the Company shall be governed by Section 3-804(b), which provides that the number of directors of a corporation shall be fixed only by vote of the board of directors. Prior to filing the Articles Supplementary, the number of directors could have been fixed by an affirmative vote of the majority of the Company’s shareholders.

Finally, the Articles Supplementary provide that the Company shall be governed by Section 3-805, which provides that the secretary of the Company may call a special meeting of shareholders only on the written request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting and only in accordance with the procedures set forth in Section 2-502(b)(2) and (3) and (e) of the MGCL. The Company’s election to be governed under Section 3-805 changes the requirement that only ten percent of the shareholders entitled to cast votes at a meeting is needed to require the secretary of the Company to call a special meeting.

On December 2, 2006, the Board also adopted resolutions to amend the Company’s Bylaws. December 2, 2006 is the effective date of these amendments. The first amendment repealed Article II, Section 13 of the Bylaws, which permitted shareholder action by written consent. Prior to its repeal, Article II, Section 13 provided that “any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by shareholders entitled to cast a sufficient number of votes to approve the matter, as required by statute, the Declaration of Trust or these Bylaws, and such consent is filed with the minutes of proceedings of the shareholders.”

In contemplating this amendment, the Board determined that a conflict existed between the Company’s Declaration of Trust, which requires a special meeting of shareholders to remove a Trustee, and the Company’s Bylaws. Moreover, in light of the fact that the rules of the national stock exchanges generally prohibit action by written consent, a fact that would mandate repeal if the Company’s shares were to eventually be listed on a national exchange, the Board believed it be in the best interests of the Company’s shareholders to exercise its exclusive power to repeal Article II, Section 13 of the Bylaws.

The second amendment to the Company’s Bylaws repealed Article II, Section 14, which opted out of the Maryland Control Share Acquisition Act. In general, the Maryland Control Share Acquisition Act limits an “acquiring shareholder’s” right to vote any shares that constitute control shares and are acquired without consent of a company’s board. Prior to its repeal, Article II, Section 14 of the Company’s Bylaws provided that: “Notwithstanding any other provision of the Declaration of Trust or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (the “MGCL”) (or any successor statute) shall not apply to any acquisition by any person of shares of beneficial interest of the Trust. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.” The Board, believing it advisable and in the best interests of the shareholders to be subject to the provisions of the Maryland Control Share Acquisition Act, repealed this provision of the Company’s Bylaws.

Copies of the Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland and the Company’s First Amendment to Bylaws are furnished as Exhibits 3(i).1 and 3(ii).1, respectively, to this Current Report on Form 8-K.

In addition, on December 6, 2006, the Company issued a press release announcing, among other things, the changes described herein. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3(i).1	Articles Supplementary

3(ii).1	First Amendment to Bylaws

99.1	Press Release by Hartman Commercial Properties REIT Issued on December 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hartman Commercial Properties REIT

Dated: December 6, 2006	By: /s/ James C. Mastandrea
Name: James C. Mastandrea
Title: Interim Chief Executive Officer